                                                                   Exhibit 10.49

                AMENDMENT NO. 6 TO CREDIT AND SECURITY AGREEMENT

            THIS AMENDMENT NO. 6 TO CREDIT AND SECURITY AGREEMENT (this "Amendment") is entered into as of January 16, 2001, by and among:

            (1) SPHERION RECEIVABLES CORP., a Delaware corporation formerly known as Interim Services Receivables Corp. (together with its successors and permitted assigns, the "Borrower"),

            (2) SPHERION CORPORATION, a Delaware corporation formerly known as Interim Services Inc., as initial servicer (in such capacity, the "Servicer"),

            (3) BLUE RIDGE ASSET FUNDING CORPORATION, a Delaware corporation (together with its successors, "Blue Ridge"), FALCON ASSET SECURITIZATION CORPORATION, a Delaware corporation (together with its successors, "Falcon"), WACHOVIA BANK, N.A., a national banking association, in its capacity as a Liquidity Bank to Blue Ridge (together with its successors, "Wachovia"), and BANK ONE, NA, a national banking association having its main office in Chicago, Illinois and formerly known as "The First National Bank of Chicago," in its capacity as a Liquidity Bank to Falcon (together with its successors, "Bank One"), as Lenders,

            (4) WACHOVIA BANK, N.A., as administrative and liquidity agent for Blue Ridge and its Liquidity Banks (in such capacity, the "Blue Ridge Agent"), and BANK ONE, NA [MAIN OFFICE CHICAGO], as administrative and liquidity agent for Falcon and its Liquidity Banks (in such capacity, the "Falcon Agent" and, together with the Blue Ridge Agent, the "Co-Agents"), and

            (5) WACHOVIA BANK, N.A., as collateral agent for the Agents and the Lenders (in such capacity, together with any successors thereto in such capacity, the "Collateral Agent"),

with respect to that certain Credit and Security Agreement dated as of July 1, 1999, by and among the Borrower, the Servicer, the Lenders, the Co-Agents and the Collateral Agent (as previously amended, the "Existing Agreement" which, as amended hereby, is hereinafter referred to as the "Agreement").

            Unless otherwise indicated, capitalized terms used in this Amendment are used with the meanings attributed thereto in the Existing Agreement.

                                                                   Exhibit 10.49

                              W I T N E S S E T H :

            WHEREAS, the parties hereto desire to amend the Existing Agreement as hereinafter set forth;

            NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:

            1. Amendments to Existing Agreement. Upon execution of this Amendment by all parties hereto and payment by the Borrower to the Falcon Agent of $ 96,761,077.01 in immediately available funds not later than 12:00 noon (Chicago time) on January 16, 2001, the parties hereby agree that the Existing Agreement is amended as follows:

            (a) the Commitment and Percentage of Bank One are hereby reduced to $0 and 0%, respectively, and the Falcon Agent acknowledges payment in full of all Obligations owing to Falcon, the Falcon Agent and Bank One,

            (b) Falcon and Bank One, individually and as Falcon Agent, shall cease to be parties to the Agreement and any references in the Agreement to the Co-Agents or the Falcon Agent shall thereafter be deemed to be references to the Blue Ridge Agent,

            (c) the Commitment and Percentage of Wachovia are hereby increased to $250,000,000 and 100%, respectively, and

            (d) the Reporting Date for the month of January 2001 is hereby changed to January 26, 2001.

            2. Representations.

            2.1. Each of the Loan Parties represents and warrants to the Lenders and the Agents that it has duly authorized, executed and delivered this Amendment and that the Agreement constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability).

            2.2. Each of the Loan Parties further represents and warrants to the Lenders and the Agents that each of its representations and warranties set forth in Section 6.1 of the Agreement is true and correct as of the date hereof and that no Event of Default or Unmatured Default exists as of the date hereof and is continuing except for the Event of Default under Section 10.1(f) that occurred for the monthly reporting period ending October 29, 2000, which Event of Default will be addressed by the Blue Ridge Agent separately after this Amendment takes effect.

            3. Conditions Precedent. This Amendment shall become effective as of the date first above written upon receipt by the Collateral Agent of (a) a counterpart hereof duly

                                                                   Exhibit 10.49

executed by each of the parties hereto and (b) confirmation from the Falcon Agent that it has received the funds required under Section 1 of this Amendment by the date and time specified therein.

            4. Miscellaneous.

            4.1. Except as expressly amended hereby, the Existing Agreement shall remain unaltered and in full force and effect, and each of the parties hereby ratifies and confirms the Agreement and each of the other Transaction Documents to which it is a party.

            4.2. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

            4.3. EACH LOAN PARTY HEREBY ACKNOWLEDGES AND AGREES THAT:

            4.3.1. IT IRREVOCABLY (i) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION, FIRST, OF ANY UNITED STATES FEDERAL COURT, AND SECOND, IF FEDERAL JURISDICTION IS NOT AVAILABLE, OF ANY NEW YORK STATE COURT, IN EITHER CASE SITTING IN NEW YORK COUNTY, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE AGREEMENT, AND (ii) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF AN ACTION OR PROCEEDING IN SUCH COURTS.

            4.3.2. TO THE EXTENT THAT IT HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM THE JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID TO EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, IT HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER OR IN CONNECTION WITH THE AGREEMENT.

            4.4. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment.

                            (Signature pages follow)


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

                                                                   Exhibit 10.49

            IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BORROWER:
                        SPHERION RECEIVABLES CORP.


                        By: /s/ James W. Williamson
                            -----------------------
                            Name:  James W. Williamson
                            Title: Vice President (Risk Management)

SERVICER:
                        SPHERION CORPORATION


                        By: /s/ James W. Williamson
                            -----------------------
                            Name:  James Williamson
                            Title: Vice President (Risk Management)

                                                                   Exhibit 10.49

BORROWER:
                              SPHERION RECEIVABLES CORP.


                              By: /s/ James W. Williamson
                                  -----------------------
                                  Name:  James W. Williamson
                                  Title: Vice President (Risk Management)

SERVICER:
                              SPHERION CORPORATION


                              By:  /s/ James W. Williamson
                                   -------------------------
                                   Name:  James W. Williamson
                                   Title: Vice President (Risk Management)

AGENTS:

                              WACHOVIA BANK, N.A., as Collateral Agent and Blue Ridge Agent


                              By: /s/ Kenny Karpowicz
                                  -------------------
                                  Name:  Kenny Karpowicz
                                  Title: Vice President


                              BANK ONE, NA, as Falcon Agent


                              By: /s/ Julie C. Benda
                                  ------------------
                                  Name:  Julie C. Benda
                                  Title: Vice President

                                                                   Exhibit 10.49

LENDERS:

                              BLUE RIDGE ASSET FUNDING CORPORATION

                              BY:  WACHOVIA BANK, N.A., ITS ATTORNEY-IN-FACT


                              By: /s/ Elizabeth R. Wagner
                                  -----------------------
                                  Name:  Elizabeth R. Wagner
                                  Title: Senior Vice President

                                  Commitment: not applicable
                                  Percentage: not applicable

                              WACHOVIA BANK, N.A.


                              By: /s/ Kenny Karpowicz
                                  -------------------
                                  Name:  Kenny Karpowicz
                                  Title: Vice President

                                  Commitment: $250,000,000
                                  Percentage: 100%

                                                                   Exhibit 10.49

                              FALCON ASSET SECURITIZATION CORPORATION


                              By: /s/ Julie C. Benda
                                  ------------------
                                  Name: Julie C. Benda
                                  Title: Authorized Signatory

                                  Commitment: not applicable
                                  Percentage: not applicable


                              BANK ONE, NA


                              By: /s/ Julie C. Benda
                                  ------------------
                                  Name: Julie C. Benda
                                  Title: Vice President

                                  Commitment: $0
                                  Percentage: 0%